UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 16, 2005
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                             Tompkins Trustco, Inc.
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             (Exact name of registrant as specified in its charter)


           New York                      1-12709                16-1482357
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(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)          Identification No.)


The Commons, PO Box 460, Ithaca, New York                          14851
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(Address of Principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (607) 273-3210
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))
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Item 8.01    Other Events

The Tompkins Trustco, Inc. Board of Directors announced today that it has adopted a management succession plan. A press release related to this announcement is attached as exhibit 99.1.


Exhibit No.   Description
-----------   -----------
99.1          Press Release of Tompkins Trustco, Inc. dated December 16, 2005



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS TRUSTCO, INC.


Date:  December 19, 2005               By: /s/ JAMES J. BYRNES
                                           -------------------------------------
                                           James J. Byrnes
                                           Chairman and CEO
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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER     EXHIBIT DESCRIPTION                                        PAGE
------     -------------------                                        ----

 99.1      Press Release of Tompkins Trustco, Inc. dated
           December 16, 2005.